                                DEED OF COVENANTS

           TO ACCOMPANY A FIRST PRIORITY STATUTORY MORTGAGE OF A SHIP

                                 GENMAR GABRIEL

                                   executed by

                               GENMAR GABRIEL LTD.
                                                  as Shipowner

                                   in favor of

              CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH
                                                  as Trustee,
                                                  as Mortgagee

                                 June ___, 2000

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                                               TABLE OF CONTENTS

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                                                                                                               PAGE

RECITALS......................................................................................................... 1

ARTICLE I         Representations and Warranties of the Shipowner................................................ 2

Section 1         Existence; Authorization....................................................................... 2
Section 2         Title to Vessel................................................................................ 3

ARTICLE II        Covenants of the Shipowner..................................................................... 3

Section 1         Payment of Indebtedness........................................................................ 3
Section 2         Mortgage Recording............................................................................. 3
Section 3         Lawful Operation............................................................................... 3
Section 4         Payment of Taxes............................................................................... 3
Section 5         Prohibition of Liens........................................................................... 3
Section 6         Notice of Mortgage............................................................................. 4
Section 7         Removal of Liens............................................................................... 4
Section 8         Release from Arrest............................................................................ 4
Section 9         Maintenance.................................................................................... 4
Section 10        Inspection; Reports.............................................................................6
Section 11        Flag; Home Port................................................................................ 6
Section 12        No Sales, Transfers or Charters................................................................ 6
Section 13        Insurance...................................................................................... 6
Section 14        Reimbursement for Expenses..................................................................... 9
Section 15        Performance of Charters........................................................................ 9
Section 16        Change in Ownership........................................................................... 10
Section 17        Prepayment if Event of Loss....................................................................10

ARTICLE III Events of Default and Remedies.......................................................................10

Section 1         Events of Default; Remedies....................................................................10
Section 2         Power of Sale..................................................................................12
Section 3         Power of Attorney - Sale.......................................................................12
Section 4         Power of Attorney - Collection.................................................................12
Section 5         Delivery of Vessel.............................................................................13
Section 6         Mortgagee to Discharge Liens...................................................................13
Section 7         Payment of Expenses............................................................................13
Section 8         Remedies Cumulative............................................................................13
Section 9         Cure of Defaults...............................................................................14
Section 10        Discontinuance of Proceedings..................................................................14
Section 11        Application of Proceeds........................................................................14
Section 12        Possession Until Default.......................................................................15
Section 13        Severability of Provisions, etc................................................................15


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ARTICLE IV Sundry Provisions.....................................................................................16

Section 1         Successors and Assigns.........................................................................16
Section 2         Power of Substitution..........................................................................16
Section 3         Counterparts...................................................................................16
Section 4         Notices........................................................................................16
Section 5         Statutory Mortgage.............................................................................16
Section 6         Conveyancing and Law of Property Act, Chapter 123..............................................16
Section 7         Further Assurances.............................................................................16
Section 8         Governing Law..................................................................................17

SIGNATURES.......................................................................................................18

EXHIBIT A          Credit Agreement with Schedules I and II and Exhibits A, B, C,
                    D-2, D-3 and G.
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                  This Deed is made the _______ day of June, 2000, between
Genmar Gabriel Ltd., a Cayman Islands corporation (the "Shipowner"), and CHRISTIANIA BANK OG KREDITKASSE ASA, New York Branch, not in its individual capacity, but solely as Trustee (the "Mortgagee"), pursuant to that certain Master Vessel and Collateral Trust Agreement dated June __, 2000 between CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH, as Agent and CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH, as Trustee which expression shall include its successors and assigns).

                            W I T N E S S E T H That:

                  WHEREAS:

                  A. The Shipowner is the absolute and unencumbered owner of 64/64th shares of the Bermuda flag vessel GENMAR GABRIEL registered in the name of the Shipowner with its home port being Hamilton, Bermuda under Official No. 731277 of about 52,512 gross tons and 27,198 net tons built in 1990 at Hiroshima, Japan, which together with all shares and interest therein and the engines, machinery, boats, tackle, outfits, spare gear, fuels, consumable and other stores, belongings and appurtenances, whether on board or ashore, including those which may hereafter be put on board or become appurtenant to or intended to be used for the said vessel if on shore, is hereinafter referred to as the "Vessel".

                  B. The Shipowner has entered into a Credit Agreement dated as of June ___, 2000 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement", a form of which is attached hereto as Exhibit A and made a part hereof) between, INTER ALIOS, the Shipowner and the Agent.

                  C. The Shipowner acknowledges that the loan in the principal amount of [_______] Million United States Dollars (US$__________) has been made to it and remains outstanding, and the Credit Agreement provides for an additional loan to the Shipowner in the principal amount of [_______] Million United States Dollars (US$__________) on the terms therein provided. The Shipowner further acknowledges it is justly indebted to the Mortgagee for the payment of all other sums which are due or may become due to the Mortgagee pursuant to the Credit Agreement or this Deed or any other Loan Document (as defined in the Credit Agreement). The obligations of the Shipowner in respect of principal of, and interest on, the loan is evidenced by the Secured Promissory Note dated the date hereof (the "Note"). A copy of the form of the Note is attached as Exhibit A to the Credit Agreement.

                  D. Contemporaneously with the execution of this Deed there has been executed and registered by the Shipowner in favor of the Mortgagee a first Priority Statutory Bermuda ship Mortgage (to secure an account current) (the "Mortgage") to secure its obligations under the Note and all other sums due or which may become due to the Mortgagee pursuant to the Credit Agreement or any other Loan Document relating thereto, constituting a first mortgage of the said Vessel and the Shipowner has agreed to execute this Deed collateral to the Mortgage and to the security thereby created.

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                  E.       This Deed shall be read together with the Credit
Agreement, but in the case of any conflict between the two instruments, the provisions of the Credit Agreement shall govern and prevail. Terms used herein and not otherwise defined herein are used as defined in the Credit Agreement.

                  NOW THIS DEED WITNESSETH AS FOLLOWS:

                  A. IN CONSIDERATION of the premises and other good and valuable consideration, the Loan to the Shipowner in the principal amount of Seventy Million United States Dollars (US$70,000,000), outstanding in accordance with the provisions of the Credit Agreement and the Note, THE SHIPOWNER HEREBY COVENANTS with the Mortgagee to repay the principal of the Loan as evidenced by the Note by installments at the times and in the manner specified in the Credit Agreement and the Note, and to pay interest thereon at the rates at the times and in the manner specified therein, and to pay each and every sum of money that may be or become owing to the Mortgagee under the terms of the Credit Agreement, the Note, this Deed, the Mortgage and the other Loan Documents or any of them at the time and in the manner specified therein, such amounts being hereinafter referred to as the "Indebtedness hereby secured."

                  By way of security for payment of the Indebtedness secured hereby, THE SHIPOWNER HEREBY MORTGAGE AND CHARGES to and in favor of the Mortgagee all its interest present and future in the Vessel and proceeds thereof (hereinafter the "Mortgaged Property") (which the Shipowner hereby warrants to be free at the date hereof from any other charge or encumbrance whatsoever).

                  B. The Shipowner and the Mortgagee hereby covenant with each other that the security created by this Deed and any of the Loan Documents shall be held by the Mortgagee as continuing security, and that the security so created shall not be satisfied by any intermediate payment of any part of the Indebtedness secured hereby.

                  Upon the Mortgagee being satisfied that the Indebtedness secured hereby has been unconditionally and irrevocably paid and discharged in full, and following a written request therefor from the Shipowner, the Mortgagee will, subject to being indemnified in scope and substance to its satisfaction for the costs and expenses incurred by it in connection therewith, release the security created by the Mortgage and this Deed.

                  C. It is hereby covenanted, declared and agreed that the property above described is to be held subject to the further covenants, conditions, provisions, terms and uses hereinafter set forth.

                  D. The Shipowner shall remain liable to fulfill all obligations assumed by it in relation to the Mortgaged Property and the Mortgagee shall be under no obligation of any kind whatsoever in respect thereof or be under any liability whatsoever in event of any failure by the Shipowner to perform its obligations in respect thereof.

                  The Shipowner covenants and agrees with the Mortgagee as follows:

                                    ARTICLE I

                 REPRESENTATIONS AND WARRANTIES OF THE SHIPOWNER

                  SECTION 1. EXISTENCE; AUTHORIZATION. The Shipowner is a company duly organized and validly existing under the laws of the Cayman Islands, and shall so remain during the life of this Deed. The Shipowner has full power and authority to own and mortgage the Vessel; has full right and entitlement to register the Vessel in its name under the flag of The Islands of Bermuda and all action necessary and required by law for the execution and delivery of this Deed or the Mortgage has been duly and effectively taken; and each of the Indebtedness secured hereby, this Deed and the Mortgage is and will be the legal, valid and binding obligation of the Shipowner enforceable in accordance with its terms.

                  SECTION 2. TITLE TO VESSEL. The Shipowner lawfully owns and is lawfully possessed of the Vessel free from any lien or encumbrance whatsoever other than the Mortgage, this Deed, liens for current crew's wages and liens not yet required to be removed under Section 7 hereof and will warrant and defend the title and possession thereto and to every part thereof for the benefit of the Mortgagee against the claims and demands of all persons whomsoever.

                                   ARTICLE II

                           COVENANTS OF THE SHIPOWNER

                  SECTION 1. PAYMENT OF INDEBTEDNESS. The Shipowner will pay or cause to be paid the Indebtedness secured hereby and will observe, perform and comply with the covenants, terms and conditions herein and in the Credit Agreement and in the Note, express or implied, on its part to be observed, performed or complied with.

                  The obligation of the Indebtedness hereby secured is an obligation in United States Dollars and the term "$" when used herein shall mean such United States Dollars. Notwithstanding fluctuations in the value or rate of United States Dollars in terms of gold or any other currency, all payments hereunder or otherwise in respect of the Indebtedness hereby secured shall be payable in terms of United States Dollars when due, in United States Dollars when paid, whether such payment is made before or after the due date.

                  SECTION 2. MORTGAGE RECORDING. The Shipowner will cause the Mortgage to be duly recorded or filed in the office of the Bermuda Registry of Shipping in Hamilton, Bermuda, in accordance with the applicable provisions of the laws of The Islands of Bermuda and will otherwise comply with and satisfy all of the provisions of applicable laws of The Islands of Bermuda in order to establish and maintain (a) the Mortgage as a first priority statutory ship mortgage thereunder upon the Vessel and upon all renewals, replacements and improvements made in or to the same and (b) this Deed and any other Loan Document as a first priority

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assignment of, charge over, and security interest in the Mortgaged Property or other property assigned thereunder.

                  SECTION 3. LAWFUL OPERATION. The Shipowner will not cause or permit the Vessel to be operated in any manner contrary to law, and the Shipowner will not engage in any unlawful trade or violate any law or carry any cargo that will expose the Vessel to penalty, forfeiture or capture, and will not do, or suffer or permit to be done, anything which can or may injuriously affect the registration of the Vessel under the laws and regulations of The Islands of Bermuda and will at all times keep the Vessel duly documented thereunder.

                  SECTION 4. PAYMENT OF TAXES. The Shipowner will pay and discharge when due and payable, from time to time, all taxes, assessments, governmental charges, fines and penalties lawfully imposed on the Vessel or any income therefrom.

                  SECTION 5. PROHIBITION OF LIENS. Neither the Shipowner, any charterer, the Master of the Vessel nor any other person has or shall have any right, power or authority to create, incur or permit to be placed or imposed or continued upon the Vessel, its freights, profits or hire any lien whatsoever other than the Mortgage, this Deed, other liens in favor of the Mortgagee and for crew's wages and salvage and the Charter.

                  SECTION 6. NOTICE OF MORTGAGE. The Shipowner will place, and at all times and places will retain, properly certified copies of the Mortgage and a true copy of this Deed on board the Vessel with her papers and will cause each such certified copy and the Vessel's marine document to be exhibited to any and all persons having business therewith which might give rise to any lien thereon other than liens for crew's wages and salvage, and to any representative of the Mortgagee.

                  The Shipowner will place and keep prominently displayed in the chart room and in the Master's cabin on the Vessel a framed printed notice in plain type reading as follows:

                               NOTICE OF MORTGAGE

         THIS VESSEL IS OWNED BY GENMAR GABRIEL LTD. AND IS SUBJECT TO A FIRST PRIORITY STATUTORY MORTGAGE AND DEED OF COVENANTS COLLATERAL THERETO IN FAVOR OF CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH, AS MORTGAGEE. UNDER THE TERMS OF SAID DEED, NEITHER THE SHIPOWNER, ANY CHARTERER, THE MASTER OF THE VESSEL, NOR ANY OTHER PERSON HAS ANY RIGHT, POWER OR AUTHORITY TO CREATE, INCUR OR PERMIT TO BE PLACED OR IMPOSED UPON THE VESSEL, ITS FREIGHTS, PROFITS OR HIRE ANY ENCUMBRANCES WHATSOEVER OR ANY OTHER LIEN WHATSOEVER OTHER THAN FOR CREW'S WAGES AND SALVAGE.

                  SECTION 7. REMOVAL OF LIENS. Except for the lien of this Deed and of the Mortgage, the Shipowner will not suffer to be continued any lien, encumbrance or charge on the Vessel, and

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in due course and in any event within thirty (30) days after the same becomes due and payable or within fourteen (14) days after being requested to do so by the Mortgagee, the Shipowner will pay or cause to be discharged or make adequate provision for the satisfaction or discharge of all claims or demands, and will cause the Vessel to be released or discharged from any lien, encumbrance or charge therefor.

                  SECTION 8. RELEASE FROM ARREST. If a libel, complaint or similar process be filed against the Vessel or the Vessel be otherwise attached, levied upon or taken into custody by virtue of any legal proceeding in any court, the Shipowner will promptly notify the Mortgagee thereof by telex, or telefax confirmed by letter, at the address, as specified in this Deed, and within fourteen (14) days will cause the Vessel to be released and all liens thereon other than the Mortgage and this Deed to be discharged, will cause a certificate of discharge to be recorded in the case of any recording of a notice of claim of lien, and will promptly notify the Mortgagee thereof in the manner aforesaid. The Shipowner will notify the Mortgagee within forty-eight (48) hours of any average or salvage incurred by the Vessel.

                  SECTION 9. MAINTENANCE. (a) The Shipowner will at all times and without cost or expense to the Mortgagee maintain and preserve, or cause to be maintained and preserved, the Vessel and all its equipment, outfit and appurtenances, tight, staunch, strong, in good condition, working order and repair and in all respects seaworthy and fit for its intended service, and will keep the Vessel, or cause her to be kept, in such condition as will entitle her to the highest classification and rating for vessels of the same age and type in Class NK or other classification society of like standing approved by the Mortgagee. The Shipowner covenants to deliver annually to the Mortgagee a certificate from such class society showing such classification to be maintained. The Shipowner will without cost or expense to the Mortgagee irrevocably and unconditionally instruct and authorize the classification society of the Vessel, and shall request the classification society to give an undertaking to the Mortgagee as follows:

                  1. to send to the Mortgagee, following receipt of a written request from the Mortgagee, certified true copies of all original class records held by the classification society relating to the Vessel;

                  2. to allow the Mortgagee (or its agents), at any time and from time to time, to inspect the original class and related records of the Shipowner and the Vessel at the offices of the classification society and to take copies of them;

                  3.       following receipt of a written request from the
                           Mortgagee:

                           (i) to advise of any facts or matters which may result in or have resulted in a change, suspension, discontinuance, withdrawal or expiry of the Vessel's class under the rules or terms and conditions of the Shipowner's or the Vessel's membership of the classification society; and

                           (ii) to confirm that the Shipowner is not in default of any of its contractual obligations or liabilities to the classification society and, without limiting the foregoing, that it has paid in full all fees or other charges due and payable to the classification society; and

                           (iii) if the Shipowner is in default of any of its contractual obligations or liabilities to the classification society, to specify to the Mortgagee in reasonable detail the facts and circumstances of such default, the consequences thereof, and any remedy period agreed or allowed by the classification society;

                  4. to notify the Mortgagee immediately in writing if the classification society receives notification from the Shipowner or any other person that the Vessel's classification society is to be changed.

Notwithstanding the above instructions and undertaking given for the benefit of the Mortgagee, the Shipowner shall continue to be responsible to the classification society for the performance and discharge of all its obligations and liabilities relating to or arising out of or in connection with the contract it has with the classification society, and nothing herein or therein shall be construed as imposing any obligation or liability of the Mortgagee to the classification society in respect thereof.

                  The Shipowner shall further notify the classification society that all the foregoing instructions and authorizations shall remain in full force and effect until revoked or modified by written notice to the classification society received from the Mortgagee, and that the Shipowner shall reimburse the classification society for all its costs and expenses incurred in complying with the foregoing instructions.

                  (b) The Vessel shall, and the Shipowner covenants that she will, at all times comply with all applicable laws, treaties and conventions to which The Islands of Bermuda is a party, and rules and regulations issued thereunder, and shall have on board as and when required thereby valid certificates showing compliance therewith. The Shipowner will not make, or permit to be made, any substantial change in the structure, type or speed of the Vessel or change in her rig, without first receiving the written approval thereof by the Mortgagee.

                  (c) The Shipowner agrees to give the Mortgagee at least ten (10) days notice of the actual date and place of any survey or drydocking, in order that the Mortgagee may have representatives present if desired. The Shipowner agrees that at the Mortgagee's request it will satisfy the Mortgagee that the expense of such survey or drydocking or work to be done thereat is within Shipowner's financial capability and will not result in a claim or lien against the Vessel in violation of the provisions of this Deed or the Credit Agreement.

                  (d) The Shipowner shall promptly notify the Mortgagee of and furnish the Mortgagee with full information, including copies of reports and surveys, regarding any material

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accident or accident involving repairs where the aggregate cost is likely to exceed U.S.$250,000 (or its equivalent in another currency), any major damage to the Vessel, any event affecting the Vessel's class, any occurrence in consequence whereof the Vessel has become or is likely to suffer an Event of Loss.

                  (e) The Mortgagee shall have the right at any time, on reasonable notice, to have its surveyor conduct inspections and surveys of the Vessel to ascertain the condition of the Vessel and to satisfy itself that the Vessel is being properly repaired and maintained. Such inspections and surveys shall be conducted at such times and in such manner as will not interfere with the Shipowner's normal business operations and schedule.

                  SECTION 10. INSPECTION; REPORTS. (a) The Shipowner will at all reasonable times afford the Mortgagee or its authorized representatives full and complete access to the Vessel for the purpose of inspecting the Vessel and her cargo and papers, including without limitation all records pertaining to the Vessel's maintenance and repair, and, at the request of the Mortgagee, the Shipowner will deliver for inspection copies of any and all contracts and documents relating to the Vessel, whether on board or not.

                  (b) The Shipowner hereby agrees to furnish promptly to the Mortgagee, on demand, any reports or information which the Shipowner may submit to shareholders or regulatory agencies and any additional information which the Mortgagee may request in respect of the financial condition of the Shipowner.

                  SECTION 11. FLAG; HOME PORT. The Shipowner will not change the flag or home port of the Vessel without the written consent of the Mortgagee and any such written consent to any one change of flag or home port shall not be construed to be a waiver of this provision with respect to any subsequent proposed change of flag or home port.

                  SECTION 12. NO SALES, TRANSFERS OR CHARTERS. The Shipowner will not sell, mortgage, transfer, or change the management of, or demise charter or time charter the Vessel for any period or permit the Vessel to be sub-chartered for a period longer than six (6) months (including any committed extensions or renewals) in each case, without the written consent of the Mortgagee first had and obtained, and any such written consent to any one sale, mortgage, demise or time charter or sub-charter, transfer, or change of management shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, mortgage, demise or time charter, transfer, or change of management. Any such sale, mortgage, demise or time charter, sub-charter, transfer, or change of management of the Vessel shall be subject to the provisions of this Deed, the Mortgage and the lien thereof.

                  SECTION 13. (a) INSURANCE. The Shipowner, at its own expense, will keep the Vessel insured with insurers and protection and indemnity clubs or associations of internationally recognized responsibility, and placed through brokers, in each case reasonably satisfactory to the Mortgagee and under forms of policies approved by the Mortgagee against the risks indicated below and such other risks as the Mortgagee may specify from time to time:

                  (i) Marine and war risk hull and machinery insurance in an amount in U.S. dollars equal to, except as otherwise approved or required in writing by the Mortgagee, the greater of (x) the then full commercial value of the Vessel or (y) an amount which, when aggregated with such insured value of the other Vessels referred to in the Credit Agreement (if the other Vessels are then subject to a mortgage in favor of the Mortgagee under the Credit Agreement and have not suffered an Event of Loss as defined in the Credit Agreement), is equal to 120% of the then outstanding principal amount of the Loan;

                  (ii) Marine and war risk protection and indemnity insurance or equivalent insurance (including coverage against liability for passengers, fines and penalties arising out of the operation of the Vessel, insurance against liability arising out of pollution, spillage or leakage, and workmen's compensation or longshoremen's and harbor workers' insurance as shall be required by applicable law) in such amounts approved by the Mortgagee; provided, however that insurance against liability under law or international convention arising out of pollution, spillage or leakage shall be in an amount not less than the greater of:

                  (y) the maximum amount available, as that amount may from time to time change, from the International Group of Protection and Indemnity Associations or alternatively such sources of pollution, spillage or leakage coverage as are commercially available in any absence of such coverage by the International Group as shall be carried by prudent shipowners for similar vessels engaged in similar trades plus amounts available from customary excess insurers of such risks as excess amounts shall be carried by prudent shipowners for similar vessels engaged in similar trades; and

                  (z) the amounts required by the laws or regulations of the United States of America or any applicable jurisdiction in which the Vessel may be trading from time to time.

                  (iii) Mortgagee's interest insurance (including extended mortgagee interest-additional perils-pollution) coverage satisfactory to the Mortgagee in an amount equal to 120% of the then outstanding aggregate principal amounts of the Note; all such mortgagee's interest insurance cover may in the Mortgagee's discretion be obtained directly by the Mortgagee and the Shipowner shall on demand pay all costs of such cover; and

                  (iv) While the Vessel is idle or laid up, at the option of the Shipowner and in lieu of the above-mentioned marine and war risk hull insurance, port risk insurance insuring the Vessel against the usual risks encountered by like vessels under similar circumstances.

                  (b) The marine and commercial war-risk insurance required by this Section 13 shall have deductibles and franchises no higher than the following: (i) Hull and Machinery - US$115,000 for all hull claims and US$150,000 for all machinery claims each accident or occurrence and (ii) Protection and Indemnity - US$50,000 for cargo claims, US$35,000 for crew claims, US$10,000 passenger claims and US$15,000 all other claims, in each case each accident or occurrence.

All insurance maintained hereunder shall be primary insurance without right of contribution against any other insurance maintained by the Mortgagee. Each policy of marine and war risk hull and machinery insurance with respect to the Vessel shall provide that the Mortgagee shall be a named insured and a loss payee. Each entry in a marine and war risk protection indemnity club with respect to the Vessel shall note the interest of the Mortgagee. The Mortgagee and its successors and assigns shall not be responsible for any premiums, club calls, assessments or any other obligations or for the representations and warranties made therein by the Shipowner or any other person.

                  (c) The Shipowner will furnish the Mortgagee from time to time on request, and in any event at least annually, a detailed report signed by a firm of marine insurance brokers acceptable to the Mortgagee with respect to the hull and machinery and war risk insurance and Mortgagee's interest insurance carried and maintained on the Vessel, together with their opinion as to the adequacy thereof and its compliance with the provisions of this Deed. At the Shipowner's expense the Shipowner will cause such insurance broker and the P & I club or association providing P & I insurance referred to in part (a)(ii) of this Section 13, to agree to advise the Mortgagee by telex or telecopier confirmed by letter of any expiration, termination, alteration or cancellation of any policy, any default in the payment of any premium and of any other act or omission on the part of the Shipowner of which it has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Vessel. To the extent obtainable from underwriters or brokers, all policies required hereby shall provide for not less than 14 days prior written notice to be received by the Mortgagee of the termination or cancellation of the insurance evidenced thereby. All policies of insurance maintained pursuant to this Section 13 for risks covered by insurance other than that provided by a P & I Club shall contain provisions waiving underwriters' rights of subrogation thereunder against any assured named in such policy and any assignee of said assured. The Shipowner has assigned to the Mortgagee its rights under any policies of insurance in respect of the Vessel. The Shipowner agrees that, unless the insurances by their terms provide that they cannot cease (by reason of nonrenewal or otherwise) without the Mortgagee being informed and having the right to continue the insurance by paying any premiums not paid by the Shipowner, receipts showing payment of premiums for required insurance and also of demands from the Vessel's P & I underwriters shall be in the hands of the Mortgagee at least two (2) days before the risk in question commences.

                  (d) Unless the Mortgagee shall otherwise agree, all amounts of whatsoever nature payable under any insurance must be payable to the Mortgagee for distribution first to itself and thereafter to the Shipowner or others as their interests may appear. Nevertheless, until otherwise required by the Mortgagee by notice to the underwriters upon the occurrence and continuance of a Default or an Event of Default hereunder, (i) amounts payable under any insurance on the Vessel with respect to protection and indemnity risks may be paid directly to the Shipowner to reimburse it for any loss, damage or expense incurred by it and covered by such insurance or to the person to whom any liability covered by such insurance has been incurred provided that the underwriter shall have first received evidence that the liability insured against has been discharged, and (ii) amounts payable under any insurance with respect to the Vessel involving any damage to the Vessel not constituting an Event of Loss, may be paid by underwriters directly for the repair, salvage or other charges involved or, if the Shipowner shall have first fully repaired the damage or paid all of the salvage or other charges, may be paid to the Shipowner as reimbursement therefor; PROVIDED, HOWEVER, that if such amounts (including any franchise or deductible) are in excess of U.S.$250,000, the underwriters shall not make such payment without first obtaining the written consent thereto of the Mortgagee.

                  (e) All amounts paid to the Mortgagee in respect of any insurance on the Vessel shall be disposed of as follows (after deduction of the expenses of the Mortgagee in collecting such amounts):

                  (i) any amount which might have been paid at the time, in accordance with the provisions of paragraph (d) above, directly to the Shipowner or others shall be paid by the Mortgagee to, or as directed by, the Shipowner;

                  (ii) all amounts paid to the Mortgagee in respect of an Event of Loss (as defined in the Credit Agreement) of the Vessel shall be applied by the Mortgagee to the payment of the Indebtedness hereby secured pursuant to Section 2.05(d) of the Credit Agreement;

                  (iii) all other amounts paid to the Mortgagee in respect of any insurance on the Vessel may, in the Mortgagee's sole discretion, be held and applied to the prepayment of the Indebtedness hereby secured or to making of needed repairs or other work on the Vessel, or to the payment of other claims incurred by the Shipowner relating to the Vessel, or may be paid to the Shipowner or whosoever may be entitled thereto.

                  (f) In the event that any claim or lien is asserted against the Vessel for loss, damage or expense which is covered by insurance required hereunder and it is necessary for the Shipowner to obtain a bond or supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Mortgagee, on request of the Shipowner, may, in the sole discretion of the Mortgagee, assign to any person, firm or corporation executing a surety or guarantee bond or other agreement to save or release the Vessel from such arrest, all right, title and interest of the Mortgagee in and to said insurance covering said loss, damage or expense, as collateral security to indemnify against liability under said bond or other agreement.

                  (g) The Shipowner shall deliver to the Mortgagee certified copies and, whenever so requested by the Mortgagee, the originals of all certificates of entry, cover notes, binders, evidences of insurance and policies and all endorsements and riders amendatory thereof in respect of insurance maintained under this Deed for the purpose of inspection or safekeeping, or, alternatively, satisfactory letters of undertaking from the broker holding the same. The Mortgagee shall be under no duty or obligation to verify the adequacy or existence of any such insurance or any such policies, endorsement or riders.

                  (h) The Shipowner agrees that it will not execute or permit or willingly allow to be done any act by which any insurance may be suspended, impaired or cancelled, and that it will not permit or allow the Vessel to undertake any voyage or run any risk or transport any cargo which may not be permitted by the policies in force, without having previously notified the Mortgagee in writing and insured the Vessel by additional coverage to extend to such voyages, risks, passengers or cargoes.

                  (i) In case any underwriter proposes to pay less on any claim than the amount thereof, the Shipowner shall forthwith inform the Mortgagee, and if a Default, an Event of Default or an Event of Loss (as such terms are defined in the Credit Agreement) has occurred and is continuing the Mortgagee shall have the exclusive right to negotiate and agree to any compromise.

                  (j) The Shipowner will comply with and satisfy all of the provisions of any applicable law, convention, regulation, proclamation or order concerning financial responsibility for liabilities imposed on the Shipowner or the Vessel with respect to pollution by any state or nation or political subdivision thereof and will maintain all certificates or other evidence of financial responsibility as may be required by any such law, convention, regulation, proclamation or order with respect to the trade in which the Vessel is from time to time engaged and the cargo carried by it.

                  SECTION 14. REIMBURSEMENT FOR EXPENSES. The Shipowner will reimburse the Mortgagee promptly for any and all expenditures which the Mortgagee may from time to time make, lay out or expend in providing such protection in respect of insurance, discharge or purchase of liens, taxes, dues, tolls, assessments, governmental charges, fines and penalties lawfully imposed, repairs, attorney's fees, and other matters as the Shipowner is obligated herein to provide, but fails to provide or which, in the sole judgment of the Mortgagee are necessary or appropriate for the protection of the Vessel or the security granted by this Deed. Such obligation of the Shipowner to reimburse the Mortgagee shall be an additional indebtedness due from the Shipowner, shall bear interest at the interest rate as set forth in Section 2.04(c) of the Credit Agreement from the date of payment by the Mortgagee to and including the date of reimbursement by the Shipowner, shall be secured by this Deed and the Mortgage, and shall be payable by the Shipowner on demand. The Mortgagee, though privileged to do so, shall be under no obligation to the Shipowner to make any such expenditure, nor shall the making thereof relieve the Shipowner of any default in that respect.

                  SECTION 15. PERFORMANCE OF CHARTERS. The Shipowner will fully perform any and all charter parties which may be entered into with respect to the Vessel and will promptly notify the Mortgagee of any material claim by any charterer of non-performance thereunder by the Shipowner.

                  SECTION 16. CHANGE IN OWNERSHIP. The Shipowner further covenants and agrees with the Mortgagee that, so long as any part of the Indebtedness hereby secured remains unpaid, there shall be no change in the ownership of the Vessel or any of the shares of the Shipowner (except as may be otherwise allowed under Section 5.01(h) of the Credit Agreement) without the prior written consent of the Mortgagee.

                  SECTION 17. PREPAYMENT IF EVENT OF LOSS. In the event that the Vessel suffers an Event of Loss as such term is defined in the Credit Agreement, then and in each such case the Shipowner shall forthwith repay the Indebtedness hereby secured at the time and in the amount set forth in Section 2.05(d) of the Credit Agreement.

                                   ARTICLE III

                         EVENTS OF DEFAULT AND REMEDIES

                  SECTION 1. EVENTS OF DEFAULT; REMEDIES. In case any one or more of the following events, herein termed "events of default", shall happen:

                  (a) the Shipowner fails to pay within two Business Days of the date due any payment in respect of the Indebtedness secured hereby as provided herein; or

                  (b) the statements in Article I shall prove to have been untrue when made in a material way; or

                  (c) a Default in the due and punctual observance and performance of any of the provisions of Sections 2, 3, 7, 8, 9(b), 11, 12, 13(a), (b), (d), (h) and (j), 16 or 17 of Article II hereof shall have occurred and be continuing; or

                  (d) a breach or omission in the due and punctual observance of any of the other covenants and conditions herein required to be kept and performed by the Shipowner and such breach or omission shall continue for 30 days after the day the Shipowner first knew or should have known of such breach or omission; or

                  (e) an Event of Default shall have occurred and be continuing under the Credit Agreement; or

                  (f) any notice shall have been issued by the government or any bureau, department, officer, board or agency thereof of the country of registry of the Vessel to the effect that the Vessel is subject to cancellation from such registry or the certificate of registry of the Vessel is subject to revocation or cancellation for any reason whatsoever;

then:

                  The Security constituted by the Mortgage and this Deed shall become immediately enforceable and that without limitation, the enforcement remedies specified can be exercised irrespective of whether or not the Mortgagee has exercised the right of acceleration under the Credit Agreement and the Mortgagee shall have the right to:

                  (i) Declare all the then unpaid Indebtedness hereby secured to be due and payable immediately, and upon such declaration, the same shall become and be immediately due and payable provided, however, that no declaration shall be required if an event of default shall have occurred by reason of a default under Article VI, Section
         6.01 (e) of the Credit Agreement, then and in such case, the indebtedness hereby secured shall become immediately due and payable on the occurrence of such event of default without any notice or demand;

                  (ii) Exercise all of the rights and remedies in foreclosure and otherwise given to a mortgagee by the provisions of the laws of the country of registry of the Vessel or of any other jurisdiction where the Vessel may be found;

                  (iii) Bring suit at law, in equity or in admiralty, as it may be advised, to recover judgment for the Indebtedness hereby secured, and collect the same out of any and all property of the Shipowner whether covered by this Deed, the Mortgage or otherwise;

                  (iv) Take and enter into possession of the Vessel, at any time, wherever the same may be, without legal process and without being responsible for loss or damage and the Shipowner or other person in possession forthwith upon demand of the Mortgagee shall surrender to the Mortgagee possession of the Vessel;

                  (v) Without being responsible for loss or damage, the Mortgagee may hold, lay up, lease, charter, operate or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, and demand, collect and retain all hire, freights, earnings, issues, revenues, income, profits, return premiums, salvage awards or recoveries, recoveries in general average, and all other sums due or to become due in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, accounting only for the net profits, if any, arising from such use of the Vessel and charging upon all receipts from the use of the Vessel or from the sale thereof by court proceedings or pursuant to subsection (vi) next following, all costs, expenses, charges, damages or losses by reason of such use; and if at any time the Mortgagee shall avail itself of the right herein given them to take the Vessel, the Mortgagee shall have the right to dock the Vessel, for a reasonable time at any dock, pier or other premises of the

         Shipowner without charge, or to dock her at any other place at the cost and expense of the Shipowner;

                  (vi) Without being responsible for loss or damage, the Mortgagee may sell the Vessel upon such terms and conditions as to the Mortgagee shall seem best, free from any claim of or by the Shipowner, at public or private sale, by sealed bids or otherwise, by mailing, by air or otherwise, notice of such sale, whether public or private, addressed to the Shipowner at its last known address and to any other registered mortgagee, twenty (20) calendar days prior to the date fixed for entering into the contract of sale and by first publishing notice of any such public sale for ten (10) consecutive days, in daily newspapers of general circulation published in the City of New York, State of New York; in the event that the Vessel shall be offered for sale by private sale, no newspaper publication of notice shall be required, nor notice of adjournment of sale; sale may be held at such place and at such time as the Mortgagee by notice may have specified, or may be adjourned by the Mortgagee from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned; and any sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage, and the Mortgagee may become the purchaser at any sale. The Shipowner agrees that any sale made in accordance with the terms of this paragraph shall be deemed made in a commercially reasonable manner insofar as it is concerned;

                  (vii) Require that all policies, contracts, certificates of entry and other records relating to the insurance with respect to the Vessel, including, but not limited to, those described in Article II,
         Section 13 hereof (the "Insurances") (including details of and correspondence concerning outstanding claims) be forthwith delivered to or to the order of the Mortgagee;

                  (viii) Collect, recover, compromise and give a good discharge for any and all monies and claims for monies then outstanding or thereafter arising under the Insurances or in respect of the earnings or any requisition compensation and to permit any brokers through whom collection or recovery is effected to charge the usual brokerage therefore.

                  SECTION 2. POWER OF SALE. Any sale of the Vessel made in pursuance of this Deed, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Shipowner therein and thereto, and shall bar the Shipowner, its successors and assigns, and all persons claiming by, through or under them. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. In case of any such sale, the Mortgagee, if it is the purchaser, shall be entitled, for the purpose of making settlement or payment for the property purchased, to use and apply the Indebtedness hereby secured in order that there may be credited against the amount remaining due and unpaid thereon the sums payable out of the net proceeds of such sale to the Mortgagee after allowing for the costs and expense of sale and other charges; and thereupon such purchaser shall be credited, on account of such purchase price, with the net proceeds that shall have been so credited upon the Indebtedness secured hereby. At any such sale, the Mortgagee may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

                  SECTION 3. POWER OF ATTORNEY - SALE. The Mortgagee is hereby irrevocably appointed attorney-in-fact of the Shipowner to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and on behalf of the Shipowner, a good conveyance of the title to the Vessel so sold. Any person dealing with the Mortgagee or attorney-in-fact shall not be put on enquiry as to whether the power of attorney contained herein has become exercisable. In the event of any sale of the Vessel, under any power herein contained, the Shipowner will, if and when required by the Mortgagee, execute such form of conveyance of the Vessel as the Mortgagee may direct or approve.

                  SECTION 4. POWER OF ATTORNEY - COLLECTION. The Mortgagee is hereby irrevocably appointed attorney-in-fact of the Shipowner upon the happening of any event of default, in the name of the Shipowner to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freight, hire, earnings, issues, revenues, income and profits of the Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due at the time of the happening of any event of default as defined in Section 1 of Article III hereof in respect of the Vessel, or in respect of any insurance thereon, from any person whomsoever, and to make, give and execute in the name of the Shipowner acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Shipowner all checks, notes, drafts, warrants, agreements and other instruments in writing with respect to the foregoing. Any person dealing with the Mortgagee or attorney-in-fact shall not be put on enquiry as to whether the Power of Attorney contained herein has become exercisable.

                  SECTION 5. DELIVERY OF VESSEL. Upon the security constituted by the Mortgage and this Deed becoming immediately enforceable pursuant to
Section 1 of Article III the Mortgagee shall (in addition to the powers described in Section 1 of Article III) become forthwith entitled (but not bound) to appoint, by an instrument in writing under its seal or under the hand of any director or officer or authorized signatory, a receiver and/or manager of the Mortgaged Property upon such terms as to remuneration and otherwise as the Mortgagee shall deem fit with power from time to time to remove any receiver and appoint another in his stead and any receiver shall be the agent of the Shipowner (who shall be solely responsible for his acts and defaults and remuneration) and shall have all the powers conferred by the Conveyancing Act 1983 (save that Section 31 of that Act shall not apply) and by way of addition to, but without limiting, those powers any receiver shall have all the powers and entitlements conferred on the Mortgagee by this Deed and generally shall be entitled to the same protection and to exercise the same powers and discretions as are granted to the Mortgagee under this Deed.

                  SECTION 6. MORTGAGEE TO DISCHARGE LIENS. The Shipowner authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Shipowner, its successors and assigns, in any court of any country or nation of the world where a suit is pending against the Vessel because of or on account of any alleged lien against the Vessel from which the Vessel has not been released and to take such proceedings as to them or any of them may seem proper towards the defense of such suit and the purchase or discharge of such lien, and all expenditures made or incurred by them or any of them for the purpose of such defense or purchase or discharge shall be a debt due from the Shipowner, its successors and assigns, to the Mortgagee, and shall be secured by the lien of the Mortgage and this Deed in like manner and extent as if the amount and description thereof were written herein.

                  SECTION 7. PAYMENT OF EXPENSES. The Shipowner covenants that upon the happening of any one or more of the events of default, then, upon written demand of the Mortgagee, the Shipowner will pay to the Mortgagee the whole amount due and payable in respect of the Indebtedness secured hereby; and in case the Shipowner shall fail to pay the same forthwith upon such demand, the Mortgagee shall be entitled to recover judgment for the whole amount so due and unpaid, together with such further amounts as shall be sufficient to cover the reasonable compensation of the Mortgagee or its agents, attorneys and counsel and any necessary advances, expenses and liabilities made or incurred by it or them or the Mortgagee hereunder. All moneys collected by the Mortgagee under this Section 7 shall be applied by the Mortgagee in accordance with the provisions of Section 11 of this Article III.

                  SECTION 8. REMEDIES CUMULATIVE. Each and every power and remedy herein given to the Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity, in admiralty or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. The Mortgagee shall not be required or bound to enforce any of its rights under any of the other Loan Documents (as such term is defined in the Credit Agreement) prior to enforcing its rights under the Mortgage and this Deed. No delay or omission by the Mortgagee in the exercise of any right or power or in the pursuance of any remedy accruing upon any default as above defined shall impair any such right, power or remedy or be construed to be a waiver of any such event of default or to be an acquiescence therein; nor shall the acceptance by the Mortgagee of any security or of any payment of or on account of the Indebtedness hereby secured maturing after any event of default or of any payment on account of any past default be construed to be a waiver of any right to exercise its remedies due to any future event of default or of any past event of default not completely cured thereby. No consent, waiver or approval of the Mortgagee shall be deemed to be effective unless in writing and duly signed by authorized signatories of the Mortgagee; any waiver by the Mortgagee of any of the terms of this Deed or any consent given under this Deed shall only be effective for the purpose and on the terms which it is given and shall be without prejudice to the right to give or withhold consent in relation to future matters (which are either the same or different).

                  SECTION 9. CURE OF DEFAULTS. If at any time after an event of default and prior to the actual sale of the Vessel by the Mortgagee or prior to any enforcement or foreclosure proceedings the Shipowner offers completely to cure all events of default and to pay all expenses, advances and damages to the Mortgagee consequent on such events of default, with interest at the interest rate set forth in Section 2.04(c) of the Credit Agreement, then the Mortgagee may, but shall not be obligated to, accept such offer and payment and restore the Shipowner to its former position, but such action, if taken, shall not affect any subsequent event of default or impair any rights consequent thereon.

                  SECTION 10. DISCONTINUANCE OF PROCEEDINGS. In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Deed by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Shipowner and the Mortgagee shall be restored to its former position and right hereunder with respect to the property subject or intended to be subject to this Deed, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

                  SECTION 11. APPLICATION OF PROCEEDS. After an event of default hereunder shall have occurred and be continuing, the proceeds of any sale of the Vessel and any and all other moneys received by the Mortgagee pursuant to or under the terms of this Deed or in any proceedings hereunder, the application of which has not elsewhere herein been specifically provided for, shall be applied as follows:

                  FIRST: So much of such amounts as shall be required to pay all taxes, assessments or liens in respect of the Vessel or any Loan Document having priority over liens or security interests in favor of the Mortgagee, shall be applied to the payment of such taxes, assessments or liens;

                  SECOND: So much of such amounts as shall be required to reimburse the Mortgagee for any expense or advance made or incurred by the Mortgagee in protection of its rights or pursuance of its remedies or other loss incurred by the Mortgagee in connection with the collection or distribution of such amounts including, but not limited to, the expenses of enforcement, any sale or taking, attorney's fees and court costs shall be applied to such reimbursement;

                  THIRD: So much of such amounts as shall be required to pay to the Mortgagee all amounts owed to it pursuant to the Credit Agreement, the Note or any of the Loan Documents, other than amounts specifically provided for in this Section 11, shall be applied to the payment of such amounts;

                  FOURTH: So much of such amounts as shall be required to pay in full the accrued but unpaid interest (including any interest on overdue principal) on the Note pursuant to the Credit Agreement and the Note to the date of distribution shall be applied to the payment of such interest on such Note;

                  FIFTH: So much of such amounts as shall be required to pay in full the unpaid principal amount of the Note shall be applied to the payment of such principal amount;

                  SIXTH: So much of such amounts as the Mortgagee in its sole discretion shall determine to be equal to any amounts which are not then accrued due and payable to the Mortgagee under the Credit Agreement and the Loan Documents (or any of them) or are not then due and payable to the Mortgagee by virtue of payment demanded under the Credit Agreement and the Loan Documents (or any of them) but which (in the sole and absolute opinion of the Mortgagee) will or may become due and payable in the future shall be retained by the Mortgagee and shall be applied upon the same becoming due and payable; and

                  SEVENTH: The balance, if any, remaining, shall be distributed to the Shipowner or to order.

                  SECTION 12. POSSESSION UNTIL DEFAULT. Until one or more of the events of default hereinafter described shall happen, the Shipowner (a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) shall have the right, from time to time, in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings or equipment or any other appurtenances of the Vessel that are no longer useful, necessary, profitable or advantageous in the operation of the Vessel, first or simultaneously replacing the same by new boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings, equipment, or other appurtenances of substantially equal value to the Shipowner, which shall forthwith become subject to the lien of this Deed and the Mortgage as a first priority mortgage thereon.

                  SECTION 13. SEVERABILITY OF PROVISIONS, ETC. (a) If any provision of this Deed should be deemed invalid or shall be deemed to affect adversely the preferred status of the Mortgage under any applicable law, such provision shall be void and of no effect and shall cease to be a part of this Deed without affecting the remaining provisions, which shall remain in full force and effect.

                  (b) In the event that the Credit Agreement, the Note, this Deed, the Mortgage, any of the other Loan Documents or any of the documents or instruments which may from time to time be delivered thereunder or hereunder or any provision thereof or hereof shall be deemed invalidated by present or future law of any nation or by decision of any court, this shall not affect the validity and/or enforceability of all or any other parts of the Credit Agreement, the Note, this

Deed or the Mortgage, any of the other Loan Documents or such documents or instruments and, in any such case, the Shipowner covenants and agrees that, on demand, it will execute and deliver such other and further agreements and/or documents and/or instruments and do such things as the Mortgagee in its sole discretion may reasonably deem to be necessary to carry out the true intent of this Deed, the Note, the Mortgage, the Credit Agreement and any of the other Loan Documents.

                  (c) In the event that the title, or ownership of the Vessel shall be requisitioned, purchased or taken by any government of any country or any department, agency or representative thereof, pursuant to any present or future law, proclamation, decree order or otherwise, the lien of this Deed and of the Mortgage shall be deemed to attach to the claim for compensation therefor, and the compensation, purchase or other taking of such title or ownership is hereby agreed to be payable to the Mortgagee who shall be entitled to receive the same and shall pay it to the Mortgagee who shall apply it as provided in Section 11 of this Article III. In the event of any such requisition, purchase or taking, and the failure of the Mortgagee to receive proceeds as herein provided, the Shipowner shall promptly execute and deliver to the Mortgagee such documents, if any, as in the opinion of the Mortgagee may be necessary or useful to facilitate or expedite the collection by the Mortgagee of such part of the compensation, purchase price, reimbursement or award as is payable to it hereunder.

                  (d) Anything herein to the contrary notwithstanding, it is intended that nothing herein shall waive the priority status of the Mortgage, and if any provision of this Deed or portion thereof shall be construed to waive the priority status of the Mortgage, then such provision to such extent shall be void and of no effect.

                                   ARTICLE IV

                               SUNDRY PROVISIONS

                  SECTION 1. SUCCESSORS AND ASSIGNS. All of the covenants, promises, stipulations and agreements of the Shipowner in this Deed contained shall bind the Shipowner and its successors and shall inure to the benefit of the Mortgagee and its successors and assigns. In the event of any assignment or transfer of this Deed, the term "Mortgagee", as used in this Deed, shall be deemed to mean any such assignee or transferee.

                  SECTION 2. POWER OF SUBSTITUTION. Wherever and whenever herein any right, power or authority is granted or given to the Mortgagee, such right, power or authority may be exercised in all cases by the Mortgagee or such agent or agents as it may appoint, and the act or acts of such agent or agents when taken shall constitute the act of the Mortgagee hereunder.

                  SECTION 3. COUNTERPARTS. This Deed may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                  SECTION 4. NOTICES. Any notice or other communication to be given pursuant hereto shall be transmitted by telex and immediately thereafter confirmed by postage prepaid letter and addressed as set forth in Section 8.02 of the Credit Agreement.

                  SECTION 5. STATUTORY MORTGAGE. This Deed accompanies and is to be read with and forms part of the Mortgage dated the date hereof and shall be effective from the date hereof.

                  SECTION 6. CONVEYANCING ACT 1983. The Shipowner hereby waives the entitlement conferred by Section 29 of the Conveyancing Act 1983, and agrees that Section 31 of that Act shall not apply to the security created by the Mortgage and this Deed. For the avoidance of doubt, the powers of the Mortgagee and any receiver by virtue of the Mortgage and this Deed shall not be limited to those specified in Section 35 of the Conveyancing Act 1983.

                  SECTION 7. FURTHER ASSURANCES. The Shipowner shall execute and do all such assurances, acts and things as the Mortgagee, the Mortgagee, or any receiver in its absolute discretion may require for: -

                  (a) perfecting or protecting the security created (or intended to be created) by the Mortgage and this Deed; or

                  (b) preserving or protecting any of the rights of the Mortgagee under the Mortgage and this Deed (or any of them); or

                  (c) ensuring that the security constituted by the Mortgage and this Deed and the covenants and obligations of the Shipowner under this Deed shall enure to the benefit of assignees of the Mortgagee (or any of them); or

                  (d) facilitating the appropriation or realization of the Mortgaged Property or any part thereof and enforcing the security constituted by the Mortgage and this Deed on or at any time after the same shall have become enforceable; or

                  (e) the exercise of any power, authority or discretion vested in the Mortgagee under the Mortgage and this Deed (or any of them),

in any such case, forthwith upon demand by the Mortgagee and at the expense of the Shipowner.

                  SECTION 8. GOVERNING LAW. (a) This Deed shall be governed by, and construed in accordance with, the laws of The Islands of Bermuda.

                  (b) In the event the Mortgagee shall be entitled to exercise any of its remedies under Article III hereof, the Mortgagee shall have the right to arrest and take action against the Vessel at whatever place the Vessel shall be found lying and for the purpose of any action which the Mortgagee may bring before the Courts of such jurisdiction or other judicial authority and for the purpose of any action which the Mortgagee may bring against the Vessel, any writ, notice, judgment or other legal process or documents may (without prejudice to any other method of

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service under applicable law) be served upon the Master of the Vessel (or upon anyone acting as the Master) and such service shall be deemed good service on the Shipowner for all purposes.

                  SECTION 9. TERMS USED IN THE MORTGAGE. In the Mortgage, references to "principal" shall be construed as references to all moneys (other than interest) for the time being comprised in the Indebtedness.

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                                       21
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                  IN WITNESS WHEREOF, the parties have caused this Deed of
Covenants to be duly executed the day and year first above written.

SIGNED, SEALED AND DELIVERED                              )
as a Deed                                                 )
by                                                        )
the duly authorized                                       )
                                                          )
                                                          )
                                                          )
                                                          )
________________ of                                       )
Genmar Gabriel Ltd.                                       )
in the presence of:-                                      )
                                                          )
                                                          )
                                                          )
                                                          )
                                                          )
SIGNED, SEALED AND DELIVERED                              )
by                                                        )
the duly authorized                                       )
                                                          )
                                                          )
                                                          )
                                                          )
________________ of                                       )
CHRISTIANIA BANK OG                                       )
KREDITKASSE ASA,                                          )
NEW YORK BRANCH                                           )
as Trustee,                                               )
in the presence of:-                                      )